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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1998

                             P & F INDUSTRIES, INC.
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      (Exact name of registrant as specified in its governing instruments)

                   Delaware                  1-5332               22-1657413
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
   of Incorporation)                            Identification No.)

                                300 Smith Street
                          Farmingdale, New York 11735
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                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (516) 694-1800


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Item 2.  Acquisition or Disposition of Assets.

          On September 16, 1998, pursuant to an Asset Purchase Agreement dated as of such date (the "Asset Purchase Agreement"), Green Manufacturing, Inc., a
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  Delaware corporation and a wholly-owned subsidiary of P & F Industries, Inc.
  (the "Registrant"), acquired certain assets (the "Purchased Property") of
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  Green Manufacturing, Inc., an Ohio corporation (the "Seller"), and assumed
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  certain of the Seller's liabilities.  The purchase price for the acquisition of the Purchased Property was $10,500,000 in cash, which amount was the result of arms'-length negotiations between P&F and the Seller, and which was financed primarily pursuant to a Credit Agreement, dated as of July 23, 1998, as amended, between European American Bank, the Registrant and subsidiaries of the Registrant.

          The Purchased Property was used by the Seller in the business of manufacturing custom-engineered hydraulic cylinders, prefabricated stairways and platforms and tractor-mounted post hole diggers. The Registrant intends to continue such use of the Purchased Property.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)(b) The financial statements and pro forma financial information required to be filed with this Current Report on Form 8-K will, in accordance with Item 7 to such Form, be filed by an amendment to this Form 8-K within 60 days of the date hereof.

         (c)     Exhibits

                 2.1 Asset Purchase Agreement, dated as of September 16, 1998, by and between Green Manufacturing, Inc., an Ohio corporation, and the Registrant.

Page iv of the Asset Purchase Agreement contains a list of the Schedules and Exhibit thereto. The Registrant will furnish a copy of any omitted Schedules or Exhibit to the Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           P & F INDUSTRIES, INC.

                                           By:  /s/  Richard A. Horowitz
                                                ------------------------
                                               Name:   Richard A. Horowitz
                                               Title:  Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

Dated:  September 30, 1998

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